Exhibit 10.15
2020 INCREMENTAL COMMITMENT JOINDER AGREEMENT AND CONSENT TO WAIVER
2020 INCREMENTAL COMMITMENT JOINDER AGREEMENT AND CONSENT TO WAIVER, dated as of October 30, 2020 (as amended, amended and restated, supplemented, or otherwise modified from time to time, this “Agreement”), made by and among Silicon Valley Bank, as an Incremental Lender (the “2020 Incremental Lender”); the other Lenders party hereto; Wayfair LLC, a limited liability company organized under the laws of the State of Delaware (the “Borrower”); and Wayfair Inc., a corporation organized under the laws of the State of Delaware (the “Parent”), in favor of Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of February 21, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Parent, the other Loan Parties from time to time party thereto, the various financial institutions as are, or may from time to time become, parties thereto (each a “Lender” and collectively, the “Lenders”); Silicon Valley Bank, acting as a L/C Issuer, and Citibank, acting as Administrative Agent, Swing Line Lender and a L/C Issuer; and
WHEREAS, pursuant to Section 2.11 of the Credit Agreement one or more existing Lenders or new Lenders may provide a 2020 Incremental Commitment (as defined below) to the Borrower;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. 2020 Incremental Commitment and 2020 Incremental Loans. As of the date hereof, the 2020 Incremental Lender agrees to make loans (collectively, the “2020 Incremental Loans”) and participate in Letters of Credit to the Borrower pursuant to the Revolving Loan Commitment in an aggregate principal amount not to exceed $35,000,000 (the “2020 Incremental Commitment”), on the terms and subject to the conditions set forth below. The 2020 Incremental Commitment is in addition to the 2020 Incremental Lender’s existing Commitments under the Credit Agreement, which shall continue to be subject in all respects to the terms of the Credit Agreement and the other Loan Documents.
Section 2. Confirmations, Etc. The 2020 Incremental Lender (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) agrees that it will perform, in accordance with the terms of the Credit Agreement, all obligations that are required to be performed by it as a 2020 Incremental Lender.
ACTIVE/104651408.4

Section 3. Terms of 2020 Incremental Commitment. The 2020 Incremental Lender hereby agrees to make its 2020 Incremental Commitment and 2020 Incremental Loans and participate in Letters of Credit on the terms and conditions set forth in the Credit Agreement.
Section 4. 2020 Incremental Lender Obligations. The 2020 Incremental Lender acknowledges and agrees that, upon its execution of this Agreement, such 2020 Incremental Lender shall become a Lender under, and entitled to the benefits of, the Credit Agreement and the other Loan Documents with respect to its 2020 Incremental Commitment and 2020 Incremental Loans, and shall be subject to and bound by the terms thereof.
Section 5. Credit Agreement Governs. Except as set forth in this Agreement, the 2020 Incremental Commitment and 2020 Incremental Loans shall otherwise be subject in all respects to the provisions of the Credit Agreement and the other Loan Documents. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement.
Section 6. Borrower’s Certifications. By its execution of this Agreement, the Borrower hereby certifies, on behalf of itself and the other Loan Parties, as of the 2020 Incremental Commitment Increase Effective Date, that:
(a) immediately prior to and after giving effect to this Agreement, the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of such 2020 Incremental Commitment Increase Effective Date; provided that such representations and warranties (i) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (ii) shall be true and correct in all respects if they are qualified by a materiality standard;
(b) immediately prior to and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.
Section 7. Reaffirmation. By its execution of this Agreement, each Loan Party hereby reaffirms (i) its guaranty of the Obligations (including, without limitation, the 2020 Incremental Loans and the 2020 Incremental Commitments) and that such guaranty does, and shall continue to, guaranty the Obligations (including, without limitation, the 2020 Incremental Loans and the 2020 Incremental Commitments) and (ii) its prior grant and the validity of the Liens on the Collateral to secure the Obligations (including, without limitation, the 2020 Incremental Loans and the 2020 Incremental Commitments) granted by it pursuant to the Collateral Documents, with all such Liens continuing in full force and effect after giving effect to this Agreement. Neither the modification of the Credit Agreement effected pursuant to this Agreement nor the execution, delivery, performance or effectiveness of this Agreement (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including, without limitation, the 2020 Incremental Loans and the 2020 Incremental Commitments), whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
Section 8. Conditions to Effectiveness of 2020 Incremental Commitment. The effectiveness of this Agreement is subject to the satisfaction (or waiver in accordance with Section 11.1 of the Credit Agreement) of the following conditions (the date of such satisfaction or waiver, the “2020 Incremental Commitment Increase Effective Date”):
(a) the Borrower shall have paid all reasonable and documented fees and out-of-pocket expenses (including any upfront fees and reasonable and documented fees and out-of-pocket expenses of counsel) of the Lenders providing the 2020 Incremental Commitment and

Citibank, in its capacity as Administrative Agent in accordance with Section 11.3 of the Credit Agreement on or prior to the 2020 Incremental Commitment Increase Effective Date, to the extent such invoices have been delivered at least one (1) Business Day prior to the 2020 Incremental Commitment Increase Effective Date;
(b) the Administrative Agent shall have received a customary written legal opinion, dated the 2020 Incremental Commitment Increase Effective Date and addressed to the Administrative Agent and all the Lenders, from Goodwin Procter LLP, counsel to the Parent, the Borrower and each other Loan Party;
(c) the Borrower shall have delivered to the Administrative Agent a certificate dated as of the 2020 Incremental Commitment Increase Effective Date and signed by a Financial Officer (i) certifying and attaching the resolutions adopted by the Borrower approving the 2020 Incremental Commitment and the incumbency and signatures of each officer of each Loan Party that is authorized to act with respect to this Agreement and (ii) to the effect set forth in Section 6 hereof.
Section 9. Reallocation. Following the effectiveness of this Agreement, the Administrative Agent will (i) record the 2020 Incremental Commitments of the 2020 Incremental Lender in the Register and (ii) reallocate the Revolving Loans and participations in Letter of Credit Outstandings and Swing Line Loans of each Lender so that after giving effect to the 2020 Incremental Commitment the Revolving Loans and participations in Letter of Credit Outstandings and Swing Line Loans of each Lender shall be held ratably in accordance with their Revolving Loan Commitments in accordance with Section 2.11 of the Credit Agreement.
Section 10. Consent to Waiver. The Administrative Agent and each Lender party hereto hereby agrees to waive the notice requirements set forth in Section 2.11.1 and 2.11.2 of the Credit Agreement in connection with this Agreement. The waiver set forth in this Section 10 shall be limited precisely as herein written and relates solely to the 2020 Incremental Commitment and this Agreement. Nothing in this Agreement shall be deemed to (x) constitute a waiver of compliance by the Loan Parties with respect to the Credit Agreement or with respect to any other term, provision or condition of the Credit Agreement or the other Loan Documents or any other instrument or agreement referred to therein and (y) prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement and the other Loan Documents or any other instrument or agreement referred to therein.
Section 11. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. The execution and delivery of this Agreement is not intended to constitute a novation of any indebtedness or other obligations owing to the Administrative Agent and the Secured Parties under the Credit Agreement or the other Loan Documents.
Section 12. Governing Law, Entire Agreement, Etc. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL EACH BE GOVERNED BY, AND EACH BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

Section 13. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
Section 14. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement, if any, shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the day and year first above written.
SILICON VALLEY BANK, as the 2020 Incremental Lender, a Lender and a L/C Issuer
By:     /s/ Francis Groccia
Name: Francis Groccia
Title: Director

CITIBANK, N.A., as a Lender and a L/C Issuer
By:     /s/ Ronald Homa
Name: Ronald Homa
Title: Director

WAYFAIR LLC,
as Borrower

By:     /s/ Michael Fleisher
Name: Michael Fleisher
Title: Chief Financial Officer

WAYFAIR INC.,
as Parent

By:     /s/ Michael Fleisher
Name: Michael Fleisher
Title: Chief Financial Officer

WAYFAIR MAINE LLC,
as a Guarantor

By:     /s/ Michael Fleisher
Name: Michael Fleisher
Title: Chief Financial Officer

CASTLEGATE LOGISTICS INC.,
as a Guarantor

By:     /s/ Michael Fleisher
Name: Michael Fleisher
Title: Chief Financial Officer

[2020 Incremental Commitment Joinder Agreement - Signature Page]

SK RETAIL, INC.,
as a Guarantor

By:     /s/ Michael Fleisher
Name: Michael Fleisher
Title: Chief Financial Officer

WAYFAIR TRANSPORTATION LLC,
as a Guarantor

By:     /s/ Michael Fleisher
Name: Michael Fleisher
Title: Chief Financial Officer

[2020 Incremental Commitment Joinder Agreement - Signature Page]

ACCEPTED AND ACKNOWLEDGED
CITIBANK, N.A.,
as Administrative Agent

By: /s/ Ronald Homa
Name: Ronald Homa
Title: Directo

[2020 Incremental Commitment Joinder Agreement - Signature Page]